UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Tupperware Brands Corporation (the “Company”) is filing this Current Report on Form 8-K to report (i) the resignation of Madeline Otero, Senior Vice President and Chief Accounting Officer, anticipated following the filing of the Company’s Annual Report on Form 10-K for fiscal year 2022 (the “Form 10-K”), (ii) an update regarding the timing of the filing of the Form 10-K, the Quarterly Report on Form 10-Q for the quarter ended April 1, 2023 (the “Q1 Form 10-Q”), and the Quarterly Report on Form 10-Q for the quarter ended July 1, 2023 (the “Q2 Form 10-Q”), and (iii) the identification of an additional material weakness in the Company’s internal control over financial reporting to be included in the Form 10-K. All items are as described in further detail below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2023, Madeline Otero, Senior Vice President & Chief Accounting Officer of Tupperware Brands Corporation (the “Company”), informed the Company of her intention to resign from her position, effective following the filing of the Company’s Form 10-K, expected by mid-October 2023. Ms. Otero’s decision to resign from the Company was not due to any disagreement with the Company, its management or the Board of Directors on any matter relating to the Company’s operations, policies or practices. The Company is in the process of engaging a consultant to provide coverage of the accounting function and to work closely with Ms. Otero to ensure a smooth transition of her responsibilities. Following Ms. Otero’s departure and until her successor is appointed, Mariela Matute, Chief Financial Officer, will serve also as the Company’s principal accounting officer. The Company thanks Ms. Otero for her 23 years of service.

Item 7.01 Regulation FD Disclosure.

2022 Form 10-K, Q1 Form 10-Q and Q2 Form 10-Q Filing Timing

The Company currently expects to file with the SEC its Form 10-K by mid-October 2023, and its Q1 Form 10-Q and Q2 Form 10-Q in the fourth quarter of 2023; however, there can be no assurance that any or all of these periodic reports will be filed by such dates. The Company previously disclosed, most recently in its Current Report on Form 8-K filed on August 25, 2023, that it has identified multiple prior period misstatements and material weaknesses in internal control over financial reporting for the periods covered by the Form 10-K, and it is continuing its work to finalize its financial close process, including the restatement of its previously issued financial statements, and the identification and quantification of material weaknesses, as applicable.

On August 2, 2023, the Company, Tupperware Products AG (together with the Company, the “Borrowers”), and certain other subsidiaries of the Company entered into a Debt Restructuring Agreement (the “Debt Restructuring Agreement”), which among other things, restructured the credit facilities documented by that certain Credit Agreement dated as of November 23, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, that certain Second Amendment to Credit Agreement dated as of December 21, 2022, that certain Third Amendment to Credit Agreement, dated as of February 22, 2023, and that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions, dated as of May 5, 2023, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by the Debt Restructuring Agreement, the “Amended Credit Agreement”), by and among, among others, the Borrowers, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Lenders”).

Pursuant to the terms of the Amended Credit Agreement, the Company was obligated to file the Form 10-K by September 16, 2023, which due date was extended by the Administrative Agent by 15 days to October 2, 2023 in accordance with the terms of the Amended Credit Agreement. To the extent that the Form 10-K will be filed after October 2, 2023, as the Company expects, the Company will need to seek consent of a majority of the Lenders in order to avoid such delay resulting in a default, which if not cured within 30 days of October 2, 2023, would become an Event of Default as defined in the Amended Credit Agreement. Similarly, the deadline for filing the Q1 Form 10-Q is November 30, 2023 and the deadline for filing the Q2 Form 10-Q is December 29, 2023, each of which may be extended by 15 days by the Administrative Agent under the Amended Credit Agreement; if such filings are not made or such extensions are not granted within those time periods, the Company would need to seek consent of a majority of the Lenders for the same reasons described above with respect to the Form 10-K. If an Event of Default occurs under the Amended Credit Agreement, a majority of the Lenders may exercise remedies, including terminating the revolving commitments, accelerating outstanding amounts and foreclosing on collateral.

Please refer to the Company’s Current Report on Form 8-K filed August 3, 2023 for a description of the Amended Credit Agreement.

Material Weaknesses

As noted above, and as most recently described in detail in the Company’s Current Report on Form 8-K filed on July 7, 2023, the Company has determined that as of December 31, 2022, multiple material weaknesses existed in its internal control over financial reporting, and that its work to evaluate its control environment was ongoing. At present, the Company has determined that it did not design and maintain an effective control environment commensurate with its financial reporting requirements. Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate degree of internal controls and accounting knowledge, experience, and training commensurate with its accounting and financial reporting requirements, and did not design and maintain effective controls in response to the risks of material misstatement. Changes to existing controls or the implementation of new controls were not sufficient to respond to changes to the risks of material misstatement in financial reporting. These two material weaknesses contributed to the following material weaknesses:

•The Company did not design and maintain effective controls related to the accounting for the completeness, occurrence, accuracy and presentation of income taxes, including the income tax provision and related income tax assets and liabilities.

•The Company did not design and maintain effective controls related to the accounting for the completeness, accuracy and presentation of right of use assets and lease liabilities.

•The Company did not design and maintain effective controls related to the monitoring of the designation of intercompany loans as being of long term in nature and the related impact to the accounting for foreign currency transaction gains and losses and translation adjustments.

•The Company did not design and maintain effective controls related to the accounting for the valuation of goodwill.

•The Company did not design and maintain effective controls related to account reconciliations to support the completeness, accuracy and presentation of the consolidated financial statements.

•The Company did not design and maintain effective controls related to the presentation and review of the Consolidated Statement of Cash Flows. This material weakness was identified subsequent to the prior disclosure included in the July 7, 2023 Form 8-K.

These material weaknesses resulted in the restatement of the Company’s annual consolidated financial statements in 2021 and 2020 and each of the Company’s interim consolidated financial statements in 2022 and 2021. There can be no assurance that additional material weaknesses will not be identified as the Company completes its financial close process. Additionally, the material weaknesses could result in misstatements to the Company’s accounts and disclosures that would result in a material misstatement of the annual or interim consolidated financial statements that would not be prevented or detected. Based on these material weaknesses, management concluded that as of December 31, 2022, the Company’s internal control over financial reporting was not effective.

The Company is working to implement remediation efforts with the objective of significantly improving the Company’s internal controls. A remediation plan will take time to develop, fully implement, and confirm its effectiveness and sustainability. Until a remediation plan is adopted and fully implemented and tested, the material weaknesses described above are expected to continue to exist.

The information contained in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the filing of the Form 10-K, the Q1 Form 10-Q and the Q2 Form 10-Q, the Company’s remediation of certain identified material weaknesses and the anticipated restatement of its previously issued consolidated financial statements for the years ended December 26, 2020 and December 25, 2021, and the previously issued unaudited interim condensed consolidated financial statements for fiscal year 2021, and the first three quarters of fiscal year 2022, and certain non-compliance under the Credit Agreement. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements or additional material weakness in its internal control over financial reporting, whether the majority of the Lenders will provide consent in order for the Company to avoid an Event of Default, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	September 18, 2023	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
EVP, Chief Legal Officer & Corp. Secretary